UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2005

ARCHON CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-9481	88-0304348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3993 Howard Hughes Parkway, Suite 630, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 732-9120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Dismissal of previous independent accountants:

i	On January 25, 2005, Archon Corporation (“Archon”) dismissed Deloitte & Touche LLP (“Deloitte”) as its independent public accountants. Archon’s Audit Committee and Board of Directors participated in and approved the decision to dismiss Deloitte.

ii	The reports of Deloitte on the consolidated financial statements of Archon for the fiscal years ended September 30, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

iii	During the two most recent fiscal years and the subsequent interim period up to the date of dismissal, there have been no disagreements between Archon and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter thereof in its report on Archon’s financial statements for such periods.

iv	During the two most recent fiscal years and the subsequent interim period up to the date of dismissal, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) except as described below:

In performing its audit of our consolidated financial statements for the year ended September 30, 2004, Deloitte noted matters involving our internal controls that it considered to be reportable conditions. A “reportable condition” involves matters relating to significant deficiencies in the design or operation of internal controls that could adversely affect Archon’s ability to record, process, summarize and report financial data consistent with the assertions of management in the financial statements. The reportable conditions noted by Deloitte were that Archon did not have a documented process in place for its financial closing and reporting process. Specifically, Deloitte noted that Archon did not perform a detailed review of significant balance sheet accounts and supporting analyses by an individual independent of the preparer and did not have a documented process in place to research and conclude on unusual transactions. Archon has since taken steps to address and correct the issues identified as a reportable condition.

Further, on December 29, 2003, Archon filed its Form 10-K before Deloitte delivered its audit report in connection with Archon’s financial statements for the fiscal year ended September 30, 2003 (the “Independent Auditors’ Report”) an before Deloitte delivered its consent filed as Exhibit 23.01 to the Form 10-K (the “Consent”). Archon filed an amendment to its Form 10-K on January 23, 2004 removing the Independent Auditors’ Report, the Consent and the Section 302 and 906 certifications furnished with the original Form 10-K. On February 27, 2004, Archon filed a further amendment to its Form 10-K to restate its 2003 and 2002 consolidated financial statements, to include the Independent Auditors’ Report included in the Form 10-K/A and the Consent, and to include certifications required by Sections

302 and 906 of the Sarbanes Oxley Act of 2002. Archon investigated the circumstances surrounding the matter and has since taken steps to address and correct the events leading to the incorrect filing.

Archon’s audit committee discussed the reportable condition and the incorrect filing with Deloitte. In addition, the audit committee has authorized Deloitte to respond fully to any inquiries by Archon’s new auditor regarding Archon’s internal controls and the incorrect filing.

v	At the request of Archon, Deloitte furnished a letter addressed to the SEC stating whether it agrees with the above statements. A copy of such letter dated January 31, 2005, is filed as Exhibit 16 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

16	Deloitte & Touche LLP Letter Dated January 31, 2005

Pursuant to the requirements of the Securities and Exchange Action of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2005		Archon Corporation

	By:	/s/ John M. Garner
John M. Garner Senior Vice President, Treasurer and Secretary